                                                                    EXHIBIT (21)

                    NALCO CHEMICAL COMPANY AND SUBSIDIARIES

                                --------------

                         SUBSIDIARIES OF THE REGISTRANT

  Subsidiaries of the registrant, all of which are wholly-owned unless otherwise indicated, are as follows:

                                                               STATE OR OTHER
                                                               JURISDICTION OF
                                                              INCORPORATION OR
                          COMPANY                               ORGANIZATION
                          -------                            -------------------
Domestic:
  Aluminate Sales Corporation............................... Illinois
  Chicago Chemical Company.................................. Illinois
  Board Chemistry, Inc...................................... Illinois
  East End Properties Corporation........................... Illinois
  Energy Chemicals Holdings, Inc............................ Delaware
  Energy Chemicals Holdings, Inc............................ Illinois
  Nalco Delaware............................................ Delaware
  Nalco Foreign Sales Corporation........................... U.S. Virgin Islands
  Nalco FT, Inc............................................. Delaware
  Nalco International Sales Company......................... Delaware
  Nalco Japan Company, Ltd.................................. Delaware
  Nalco Leasing Corporation................................. Delaware
  Nalco Neighborhood Development Corporation................ Delaware
  Nalco Resources Investment Company........................ Texas
  NalFirst Financial Corporation............................ Delaware(1)
  NalFirst Holding Inc...................................... Delaware(1)
  NalFirst Leasing Corporation.............................. Delaware(1)
  Nalgreen, Inc............................................. Delaware
  Oil Products & Chemical Company, Inc...................... Illinois
  The Flox Company.......................................... Minnesota
  Visco Products Company.................................... Texas
Foreign:
  Deutsche Nalco-Chemie, G.m.b.H............................ Germany
  Nalco Anadolu A.S......................................... Turkey
  Nalco Applied Services of Europe B.V...................... Netherlands
  Nalco Argentina, S.A...................................... Argentina
  Nalco Australia Pty. Limited.............................. Australia
  Nalco Belgium N.V./S.A.................................... Belgium
  Nalco Brazil Ltda......................................... Brazil
  Nalco Canada, Inc......................................... Canada
  Nalco Chemical A.B........................................ Sweden
  Nalco Chemical B.V........................................ Netherlands
  Nalco Chemical Company (Philippines) Inc.................. Philippines
  Nalco Chemical Company (Thailand) Limited................. Thailand
  Nalco Chemical Gesellschaft m.b.H......................... Austria
  Nalco Chemical (H.K.) Limited............................. Hong Kong
  Nalco Chemie.............................................. Czechoslovakia
  Nalco de Venezuela, C.A................................... Venezuela
  Nalco Ecuador, S.A........................................ Ecuador
  Nalco Chemical Egypt...................................... Egypt
  Nalco Espanola, S.A....................................... Spain

                                                                 STATE OR OTHER
                                                                JURISDICTION OF
                                                                INCORPORATION OR
                            COMPANY                               ORGANIZATION
                            -------                             ----------------
  Nalco Europe B.V............................................. Netherlands
  Nalco France................................................. France
  Nalco GIAP--CHEM............................................. Russia
  Nalco Gulf Limited........................................... Dubai
  Nalco Hellas S.A............................................. Greece
  Nalco Holdings Australia Pty. Limited........................ Australia
  Nalco Investments Australia, Pty. Limited.................... Australia
  Nalco Investments U.K. Limited............................... United Kingdom
  Nalco Italiana, S.p.A........................................ Italy
  Nalco Japan Technical Center Co. Ltd......................... Japan
  Nalco Kemiai Kft............................................. Hungary
  Nalco Korea Co., Ltd......................................... South Korea
  Nalco Limited................................................ United Kingdom
  Nalco New Zealand, Ltd....................................... New Zealand
  Nalco Norge A/S.............................................. United Kingdom
  Nalco Pacific Pte. Ltd....................................... Singapore
  Nalco Poland................................................. Poland
  Nalco Portuguesa (Q.I.) Ltda................................. Portugal
  Nalco Productos Quimicos de Chile S.A........................ Chile
  Nalco Saudi Co., Ltd. ....................................... Saudi Arabia(2)
  Nalcochemical (Malaysia) SDN BHD............................. Malaysia
  Nalcomex, S.A. de C.V........................................ Mexico
  Nalfleet, Inc................................................ United Kingdom
  P.T. Nalco Perkasa........................................... Indonesia(3)
  Quimica Nalco de Colombia, S.A............................... Colombia
  Suomen Nalco Oy.............................................. Finland
  Taiwan Nalco Chemical Co., Ltd............................... Taiwan(4)

--------
Note(1)--80% of voting securities owned by Registrant
Note(2)--60% of voting securities owned by Registrant
Note(3)--51% of voting securities owned by Registrant
Note(4)--55% of voting securities owned by Registrant